SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                 January 9, 2004
                                -----------------
                        (Date of earliest event reported)


                          WORLDWIDE FILM FUNDING, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


     Florida                         0-50395                    20-0091660
     -------                         -------                    ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                            433 Plaza Real, Suite 275
                            Boca Raton, Florida 33432
                           --------------------------
                    (Address of Principal Executive Offices)


                                  561-962-4122
                                  ------------
                         (Registrant's Telephone Number)



          -----------------------------------------------------------
         (Former Name or Former Address if changed Since Last Report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

            None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

            None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 9, 2004, the Registrant dismissed Michaelson & Co., P.A., C.P.A. as its independent accountants. The Registrant's Board of Directors approved the decision to change independent accountants.

         For the two most recent fiscal years and through January 9, 2004, Michaelson & Co., P.A., C.P.A. was engaged by the Registrant there have been no reports on the financial statements which contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and through January 9, 2004, Michaelson & Co., P.A., C.P.A. was engaged by the Registrant there have been no disagreements with Michaelson & Co., P.A., C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or Procedure, which disagreements if not resolved to its satisfaction would have caused Michaelson & Co., P.A., C.P.A. to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recent fiscal years and through January 9,2004, there have been no reportable events (as defined in Item
304(a)(1)(v)of Regulation S-K).

         The Registrant has requested that Michaelson & Co., P.A., C.P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether Michaelson & Co., C.P.A. agrees with the above statements. A copy of such letter is attached as Exhibit 1.

         The Registrant has engaged Berkowitz, Lago & Co., LLP as its new independent auditors as of January 9, 2004.

ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 Letter of Michaelson & Co. P.A., C.P.A. to the Securities
                  and Exchange Commission dated February 20, 2004.

ITEM 8.  CHANGE IN FISCAL YEAR

         None


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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Worldwide Film Funding, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 20th day of February, 2004.


WORLDWIDE FILM FUNDING, INC.


By: /s/ Gary Gordon
    -------------------------
     President

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